AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class
PlanAhead Class

Supplement to the Statement of Additional Information dated March 1, 1999


The following sentence is added to the end of the fourth paragraph on page 16:

     On April 20, 1999, BTS changed its name to SWS Financial Services.


The following paragraph is added after the first full paragraph on page 18:

     The Portfolios of the AMR Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios. Neither the Manager nor any of the investment advisers receive any benefits from the commission recapture program. A Portfolio investment adviser's participation in the brokerage commission recapture program is optional. Each investment adviser retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the investment adviser's obligation to seek the best execution available.


In the brokerage commissions table on page 18, the amount paid in 1998 by the International Equity Portfolio is changed from $1,828,348 to $1,833,458.


In the second table on page 19, the commission amount paid by the Balanced Portfolio is changed from $105,166 to $43,886 and the commission amount paid by the Large Cap Value Portfolio is changed from $43,886 to $105,166.
Consequently, in the following paragraph, the percentages are changed from 8.82% and 7.80% to 7.80% and 8.82%, respectively.